                                                                    EXHIBIT 99.2

PART I. FINANCIAL INFORMATION

Item 1. Financial Statements

                              GEMINI GENOMICS PLC.
                          (a development stage company)
                      Condensed Consolidated Balance Sheets
                                 (in thousands)



                                                                 June 30,           June 30,          March 31,
                                                                  2001               2000               2001
                                                                ---------          ---------          ---------
                                                               (unaudited)        (unaudited)            (*)
ASSETS
Current assets:
      Cash and cash equivalents                                 $  69,063          $   7,370          $  79,576
      Accounts receivable                                              --                 26              1,399
      Inventories                                                     657                103                293
      Prepaid expenses and other                                    2,629              1,000              1,414
      Tax credit receivable                                         1,193                 --                875
                                                                ---------          ---------          ---------
             Total current assets                                  73,542              8,499             83,557
Property, plant and equipment, net                                  4,675              2,491              4,104
Restricted cash                                                     1,127                 --              1,127
Goodwill and other intangible assets, net                           3,390              4,742              3,672
                                                                ---------          ---------          ---------
             Total assets                                       $  82,734          $  15,732          $  92,460
                                                                =========          =========          =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
      Bank loans and overdrafts                                 $      40          $     239          $     139
      Accounts payable                                              2,276              1,545              3,020
      Collaborative accruals                                        1,698              1,381              1,567
      Accrued liabilities                                           2,029              2,387              3,122
      Current portion of capital lease obligations                  1,452                864              1,395
                                                                ---------          ---------          ---------
             Total current liabilities                              7,495              6,416              9,243
      Capital lease obligations                                     1,510              2,562              1,862
                                                                ---------          ---------          ---------
             Total liabilities                                      9,005              8,978             11,105
                                                                ---------          ---------          ---------
Commitments and contingencies:
Shareholders' equity:
      Ordinary shares                                               5,238              4,192              5,238
      Additional paid in capital                                  134,992             48,954            134,992
      Deferred compensation                                        (1,129)            (2,251)            (1,490)
      Notes receivable from shareholders                               --                (28)                --
      Accumulated other comprehensive loss                         (6,853)              (945)            (6,031)
      Deficit accumulated during the development stage            (58,519)           (43,168)           (51,354)
                                                                ---------          ---------          ---------
             Total shareholders' equity                            73,729              6,754             81,355
                                                                =========          =========          =========
             Total liabilities and shareholders' equity         $  82,734          $  15,732          $  92,460
                                                                =========          =========          =========




See accompanying notes

(*) The balance sheet at March 31, 2001 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

                              GEMINI GENOMICS PLC.
                          (a development stage company)
                 Condensed Consolidated Statements of Operations
                 (in thousands, except share and per share data)
                                   (unaudited)

                                                            Three months ended                Period from
                                                                 June 30,                    September 11,
                                                      ------------------------------        1995 (inception)
                                                          2001              2000            to June 30, 2001
                                                      ------------      ------------        ----------------
Revenue                                               $         --      $         --          $      1,941

Costs and expenses
   Costs of revenue                                             --                --                    96
   Research and development                                  3,269             2,932                43,215
   Marketing, general and administrative                     2,736             1,780                22,899
   Amortisation of goodwill                                    245               267                 1,589
   Merger-related expenses                                   2,767                --                 2,767
                                                      ------------      ------------        ----------------
      Total costs and expenses                        $      9,017      $      4,979          $     70,566
                                                      ------------      ------------        ----------------
Loss from operations                                        (9,017)           (4,979)              (68,625)

Interest income                                                881               138                 5,651
Interest expense                                               (70)             (134)               (1,938)
Foreign currency gain                                          749                --                 5,221
                                                      ------------      ------------        ----------------
Net loss before taxation                              $     (7,457)     $     (4,975)         $    (59,691)

Taxation credit                                                292                --                 1,172

Net loss after taxation                               $     (7,165)     $     (4,975)         $    (58,519)
                                                      ============      ============          ============
Basic and diluted net loss per share                  $      (0.11)     $      (0.13)         $      (2.95)
                                                      ============      ============          ============
Basic and diluted net loss per ADS                    $      (0.22)     $      (0.26)         $      (5.90)
                                                      ============      ============          ============
Shares used in computing basic and
diluted net loss per share and per ADS                  64,742,260        39,139,577            19,810,424
                                                      ============      ============          ============
Proforma basic and diluted net loss per share                           $      (0.10)         $      (1.79)
                                                                        ============          ============
Proforma basic and diluted net loss per ADS                             $      (0.20)         $      (3.58)
                                                                        ============          ============
Shares used in computing proforma basic and
diluted net loss per share and per ADS                                    50,895,220            32,630,660
                                                                        ============          ============



See accompanying notes

                              GEMINI GENOMICS PLC.
                          (a development stage company)
                 Condensed Consolidated Statements of Cash Flows
                                 (in thousands)
                                   (unaudited)

                                                                     For the three months ended
                                                                              June 30,             September 11, 1995
                                                                     --------------------------        (inception)
                                                                         2001          2000         to June 30, 2001
                                                                     ------------  ------------    ------------------
OPERATING ACTIVITIES:
   Net loss                                                          $     (7,165) $     (4,975)      $    (58,519)
   Adjustments to reconcile operating loss to
   net cash used in operating activities:
   Depreciation and amortisation                                              932           873             10,858
   Changes in operating assets & liabilities                               (2,183)         (713)               225
                                                                     ------------  ------------       ------------
Net cash used in operating activities                                      (8,416)       (4,815)           (47,436)

INVESTING ACTIVITIES:
   Purchases of plant, property & equipment                                  (947)         (261)            (7,171)
   Purchase of Eurona and Newfound Genomics                                    --            --                (59)
                                                                     ------------  ------------       ------------
Net cash used in investing activities                                        (947)         (261)            (7,230)

FINANCING ACTIVITIES:
   Proceeds of capital lease obligations                                       --            --              8,005
   Payments of capital lease obligations                                     (263)         (305)            (5,186)
   Deposit of restricted cash                                                  --            --             (1,173)
   Proceeds from issuance of ordinary and preferred ordinary                   --            --                 --
   shares, net of issuance costs                                               --            --            127,115
   Loans (repaid) received                                                    (93)          (48)                --
                                                                     ------------  ------------       ------------
Net cash (used in)/provided by financing activities                          (356)         (353)           128,761

Effect of exchange rate change on cash and cash equivalents                  (794)         (615)            (5,032)
Net (decrease)/increase in cash and cash equivalents                      (10,513)       (6,044)            69,063

Cash and cash equivalents, beginning of period                             79,576        13,414                 --
                                                                     ------------  ------------       ------------
Cash and cash equivalents, end of period                             $     69,063  $      7,370       $     69,063
                                                                     ============  ============       ============



See accompanying notes

                              GEMINI GENOMICS PLC.
                          (a development stage company)
      Notes to the Condensed Consolidated Financial Statements (unaudited)

1.   BASIS OF PRESENTATION

     The unaudited consolidated financial statements of Gemini Genomics plc. ("Gemini" or the "Company") have been prepared in accordance with United States generally accepted accounting principles for interim financial information and reflect, in the opinion of management, all adjustments, consisting only of normal and recurring adjustments, necessary to present fairly the Company's consolidated financial position at June 30, 2001 and 2000 and the Company's consolidated results of operations for the three month periods ended June 30, 2001 and 2000 and for the period from September 11, 1995 (inception) to June 30, 2001 and consolidated statements of cashflows for the three month periods ended June 30, 2001 and 2000 and for the period from September 11, 1995 (inception) to June 30, 2001. The condensed consolidated balance sheet at March 31, 2001 has been derived from audited financial statements. Interim period results are not necessarily indicative of results for any future interim period or of operations or cash flows for a full year period.

     The year-end balance sheet data were derived from audited financial statements, but do not include all disclosures required by generally accepted accounting principles.

     The consolidated financial statements include the accounts of the Company's wholly-owned subsidiaries. Although the Company believes that the disclosures in these financial statements are adequate to make the information presented not misleading, certain information and footnote information normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission.

     The functional currency of our parent company and operating subsidiaries is British pounds and Swedish kronor. In accordance with SFAS No. 52, Foreign Currency Translation Swedish kronor are translated to British pounds for balance sheet accounts using the exchange rate in effect at the balance sheet date and for revenues and expense accounts at the average exchange rate during the period. The effects of translation are recorded as a separate component of shareholders' equity. We translate our consolidated financial statements from British pounds, the Company's functional currency, to U.S. dollars, for reporting purposes. Fluctuations in the rate of exchange of the British pound relative to the U.S. dollar will affect period-to-period comparisons of the reported results.

     These financial statements and the notes accompanying them should be read in conjunction with the Company's annual report on Form 20-F filed with the SEC on May 23, 2001. Shareholders are encouraged to review the Form 20-F and the Form 6-K filed on July 20, 2001 for a broader discussion of the Company's business and the opportunities and risks inherent in the Company's business. Copies of the Form 20-F and Form 6-K are available from the Company on request.

2.   FOREIGN CURRENCY GAINS

     During the three months ended June 30, 2001, foreign currency gains amounted to $0.7 million. No gains or losses were recorded during the equivalent period in 2000. The gain in 2001 arose from the foreign currency effects of translating the funds received from our initial public offering ("IPO ")in US dollars into British pounds, our functional currency. The possible future effects of foreign currency gains or losses are discussed further under Item 2, Management's discussion and analysis of financial conditions and results of operations, and Item 3, Market Risk, below.

3.   COMPREHENSIVE LOSS

     The table below presents the total comprehensive loss arising within the three months ended June 30, 2001 and 2000.


                                       Three months ended
                                             June 30,
                                     ------------------------
                                      2001             2000
                                     -------          -------
                                          (in thousands)
Loss after tax                       $(7,165)         $(4,975)
Currency translation effects            (822)            (531)
                                     -------          -------
Comprehensive loss                   $(7,987)         $(5,506)
                                     =======          =======



Currency translation effects arise from the conversion of our results from our functional currency, British pounds, into US dollars for reporting purposes.

4.   NET LOSS PER SHARE

     In accordance with SFAS No. 128, Earnings Per Share, basic net loss per share is computed by dividing the net loss for the period by the weighted average number of ordinary shares outstanding during the period. Diluted net loss per share is computed by dividing the net loss for the period by the weighted average number of ordinary and ordinary equivalent shares outstanding during the period. Ordinary equivalent shares are comprised of incremental ordinary shares issuable upon the exercise of share options and warrants, and were excluded from the diluted loss per share because of their anti-dilutive effect. Proforma net loss per share has been computed as described above and also gives effect to ordinary equivalent shares arising from preferred shares converted on March 17, 2000 (using the as-if converted method from the original date of issuance).

5.   SEGMENT INFORMATION

     The Company has determined it operates in only one segment for the following reasons: the Company's principle product offering is the discovery of disease genes, and all other product offerings are ancillary to this; the Company's chief operating decision maker reviews the Company's results as a single entity; to date, essentially all of the Company's efforts have been directed towards discovery of disease genes and this is expected to remain the Company's focus for the foreseeable future.

6.   NEW ACCOUNTING PRONOUNCEMENTS

     The Company adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, effective April, 2001. The adoption of SFAS No. 133 did not have a significant effect on its results of operations or financial position as the Company does not engage in activities covered by SFAS No. 133.

7.   SUBSEQUENT EVENTS

     On May 29, 2001, the Company announced an agreement on a proposal to merge the Company with Sequenom, Inc ("Sequenom") in an all-share transaction. Under the agreement holders of Gemini shares will receive 0.2 of a new Sequenom share for each Gemini share and holders of Gemini ADSs will receive 0.4 of a new Sequenom share for each Gemini ADS. The Company anticipates the transaction will complete in quarter 3 of 2001. Further information can be found in Form 6-K filed with the SEC on July 20, 2001, containing the circular to the Company's shareholders. Merger-related expenses incurred to June 30, 2001, amounted to $2.8 million.